Exhibit 99.1

Investor Overview November 2010 8708 Technology Forest Drive, Suite 100, The Woodlands, TX 77381 (281)825-4500 www.unipixel.com

Safe Harbor Provision All statements in this presentation that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1 "Risk Factors" in the Company's Annual Report on Form 10K for the year ended December 31, 2009. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Recipients are also urged to carefully review and consider the other various disclosures in the Company's Annual Report on Form 10K for the year ended December 31, 2009, as well as other public filings with the SEC since such date. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov <http://www.sec.gov> . Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 310-526-5000. Copyright 2010 – UniPixel, Inc. 2 2

Copyright 2010 – UniPixel, Inc. 3 UniPixel is the Leader in Performance Engineered FilmsTM

Performance Engineered Films™ “An industrial film where the surface, optical, and electrical properties have been engineered at the micro/nano level to create high value products.” We manipulate the geometry and chemistry of the surface of an industrial film in a roll to roll process. We create proprietary micro-structures on a large industrial scale. 4 Copyright 2010 – UniPixel, Inc.

Performance Engineered Films™ A Platform Technology Copyright 2010 – UniPixel, Inc. 5 TMOS (MOEMS display) FingerPrint Resistant UniBoss™ Optical

The Company: HQ in The Woodlands, TX 2001 - Founded 2005 - $12.2M Went public (UNXL.OB) 2007 - $12M Tudor 39% ownership largest shareholder 2007 - $10M Merrill Lynch/Bank of America 16.7% ownership 2nd largest shareholder 2010 – Commercial Scale-up Starts 14 employees 14,000 sq. ft. facility 1,000 sq ft. clean room 6 Copyright 2010 – UniPixel, Inc. Over $35M in R&D investment in last 5 years Over 100 patents granted/pending Commercial products shipping Q4 2010

Bernie Marren



Reed Killion



Carl Yankowski



Ross Young



Bruce Berkoff

Name	Position	Experience	
Bernie Marren	Chairman	• CEO Opti Inc. • President & CEO AMI • President & CEO Western Micro	• Founding Pres. of Semiconductor Assoc. • Fairchild Semiconductor Executive
Reed Killion	President & CEO, Director	• Chairman Animal Innovations • Trustee & Director Texas A&M Research Foundation	• President Transition Marketing • VP Bus Dev. LogiCom
Carl Yankowski	Director	• CEO Palm Inc. • President & COO Sony Electronics	• CEO Reebok Brand • GE/PepsiCo/Memorex/P&G
Ross Young	Director	• SVP Displays, LEDs and Lighting, IMS Research • Director of Akhan Technologies • VP New Market Creation, Samsung LCD Business • Founder and President of DisplaySearch • Director of Westar Display Tech.	• VLSI Research Exec All-Star Team • Owl Displays • Brooks Automation • Fusion Semiconductor • GCA
Bruce Berkoff	Director	• CMO Applied Materials • CMO Ascent Solar • Chairman LCD TV Association • President & CEO Enuclia Semiconductor	• Executive VP & CMO LG-Philips • GM Philips Software & Electronics FPD Systems • Director LG Displays
Dr. Robert Petcavich	CTO, Sr. VP & GM	• Sr. VP & CTO of Lumera Corporation • Chairman, CEO and CTO of several advanced materials and medical informatics technology companies (Alife Medical Inc., Polytronix Inc., Planet Polymer Inc., Alphascribe Express Inc., Material Sciences Corp.) • Texas Instruments	
Dan Van Ostrand	Sr. VP, Engineering, Research and Development	• UniPixel Founder • Founder & CEO of two technology companies • Engineering Manager at Jet Propulsion Laboratory, Teledyne, Magnavox, and Informatics	
Jeff Tomz, CPA.	CFO and Secretary	• Chief Financial Officer of Isolagen, Inc. • a Principal at Benchmark Equity Group, Inc. • Serves on the board of directors of various companies	• Director of InfoHighway Communication Corp. • CPA with Arthur Andersen Worldwide

Copyright 2010 – UniPixel, Inc.
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Inventive Culture & Award Winning IP

- **Collective Patents Generated by Staff**
  - 92 (US Issued Patents)
- **Rambus** acquired **TMOS** display and backlight patents in May 2010
- **PatentVest** ranked UniPixel in the **top 90th percentile** from over 4,000 public companies
- **Award Winning IP**
  - MDB Capital Bright Light Award Winner
  - Frost & Sullivan Award Winner


2010 Bright Lights Award Winners
Bright Lights Award Winners
MDB CAPITAL GROUP
ASTRUM
Latin for "Star", this award is presented to the top company in each industry with the highest Patent Application CAGR and number of patent applications on file, adjusted for Application Conversion Rate. The ASTRUM recognizes innovation leadership.
. Crossroads Systems (CRDC)
. Hansen Medical (HNSN)
. Uni-Pixel (UNXL)
. Applied Nanotech Holdings (APNT)


Material Properties/Chemistry
Optics
Production
Application
Electronics

IP Development Areas

Copyright 2010 – UniPixel, Inc. 8

Multi-Billion$ Target Markets Copyright 2010 – UniPixel, Inc. 9

Performance Engineered Films™ A Platform Technology Copyright 2010 – UniPixel, Inc. 10 TMOS (MOEMS display) FingerPrint Resistant Optical UniBoss™

The Touch Screen Market is Exploding Copyright 2010 Uni-Pixel, Inc. 11 Smart phones Cameras Laptops All-in-Ones/Monitors Printers Televisions UniBoss Target Devices

World-Wide Touch Panel Market Forecast Copyright 2010 – UniPixel, Inc. 12 * Source: DisplaySearch Units Shipped Annually (millions) Revenue (billions)1800 1600 1400 1200 1000 800 600 400 200 0 2009 2010 2011 2012 2013 2014 2015 2016 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

The Problem with ITO (Indium Tin Oxide) for Touch Screens

Ideal Transparent Conductor	ITO	UniBoss (Transparent Copper)
High Conductivity	Average (50 – 1000 ohms/sq)	2,000x better than ITO (.0050 ohms/sq)
High Transparency	Average 80-85%	85% - 91%
Low Cost Production	Expensive batch processing	High Speed R2R
Low Cost Materials	Indium supply limited and demand growing	Copper is plentiful (1/100th the cost of Indium)
Damage Tolerance	Brittle	Highly Flexible
Substrate Flexibility	Cannot bend past Radius	Plastic substrates are highly flexible


COVER LENS
Touch Screen
ITO SENSOR TRACES
SUBSTRATE
NOT TO SCALE
DISPLAY


ITO
Plastic
Compression
Tension

Copyright 2010 – UniPixel, Inc.
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UniBoss™ - Transparent Copper 14 Substrate Micro-Pattern Metal Embossing Step Electroless Plating Step Uniboss™ Fabrication Process UniBoss Printed Line 5µm UniBoss™ Sample (Line width 5 microns) Size of UniBoss printed line compared to Red Blood Cell Copyright 2010 – UniPixel, Inc.

UniBoss™ Value Proposition (vs. ITO based touch panel) Performance Metrics Lower power 75% less power / 2,000x less resistance Higher scan speed 10,000x faster scan Larger form factor 25x larger area Thinner 1/10th thickness Lower weight 1/10th weight Design Options Totally integrated circuit includes touch panel & flex cable Cost Advantage Improved yield Fewer steps UniBoss copper process is roll to roll no vacuum required ITO is batch process vacuum deposition and photo-etch patterning Lower panel cost Less expensive components Copper is 1/100th the cost of Indium $7.60/kg vs. $678.80/kg Indium is 75% of ITO by weight For Touch Screen application UniBoss copper uses 1/100th material vs. ITO <2% vs. 200% Lower assembly cost Fewer components Copyright 2010 – UniPixel, Inc. 15

OEM and Component Manufacturer Value Proposition Copyright 2010 – UniPixel, Inc. 16 *Source: Goldman Sachs Research estimates Example: Apple iPad Cost Comparison (UniBoss vs. ITO) Cost of Touch Panel Components (US$) Cover Glass Patterned Sensor Lamination and coating materials Gross Margin ASP ITO($)* UniBoss ($) Savings (%) Capacitive (iPad Tablet) ITO(%)* ITO($)* Uniboss(%) Uniboss ($) Savings(%) Cover Glass Patterned Sensor Lamination and coating materials Material Cost Gross Margin ASP 38% 33% 29% 26% 64% 18% 18% 26% 0% 69% 64% 42% 42% $18 $16 $14 $48 $65 $18 $5 $5 $28 $38

Roll to Roll Production Advantages

- Ultra-fine line conductors (<5µm width)
  - Flexible conductor
  - Large area
  - Roll to roll process (>80" wide x 45,000ft, up to 500 ft./minute)
  - Room temperature process
  - No vacuum/photolithography
  - Single pass process
- Scalable
  - Small form factors to very large area
- Lower costs
  - Higher yields
  - Lower cost materials
  - Highly efficient production
- Many substrates possible
  - Flexible substrate
  - Transparent substrate possible





Up to approx. 6 football fields of material per roll

UniBoss "Secret Sauce"


Ink Fountain
Doctor blade
Impression Roller

Copyright 2010 – UniPixel, Inc.
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UniBoss™ “Go to Market” Strategy OEM Demand Pull Have OEMs spec UniBoss™ product to suppliers, such as; HP, Lenovo, Apple, Samsung, LG, Dell, Motorola Component Manufacturers Work directly with touch panel manufacturers to produce specific touch screen panels, such as; Touch International, N-Trig, Nissha, Wacom, Stantum, Zytronics Copyright 2010 – UniPixel, Inc. 18

UniBoss™ ITO-less Touch Market Potential (Mobile Touch Panel Market Only) Copyright 2010 – UniPixel, Inc. 19 UniBoss OEM ASP = $5/sq. ft.

Performance Engineered Films™ A Platform Technology Copyright 2010 – UniPixel, Inc. 20 TMOS (MOEMS display) Optical UniBoss™ FingerPrint Resistant

FingerPrint Resistant (FPR) Micro-Structured Film Surface protection Fingerprint resistant Easy installation Low friction surface Optically clear Low/No maintenance Copyright 2010 – UniPixel, Inc. 21 Capillary Action

Comparison of FPR vs Competitor Films

Film Technology	Scratch Protection	Hides Fingerprints	Optical Performance	Enables Tactile Feedback	Easier to Clean	Bubble Free
Oleophobic Coating on Display (Apple)	No	No	**Good**	No	**Yes**	No
Matte Finish Film (Power Support)	**Yes**	Some	Fair	Some	No	No
Flat Film - Mechanical Toughness (Zagg)	**Yes**	No	**Good**	No	No	No
Flat Film - Oleophobic Coating (Stienhiel)	**Yes**	No	**Good**	No	Yes	No
Flat Film - Oleophilic Coating	**Yes**	No	**Good**	No	No	No
UniPixel FPR Microstructure Film	**Yes**	**Yes**	**Good**	**Yes**	**Yes***	**Yes**

() Example of a competitor in this category
** Using a microfiber cloth*

Copyright 2010 – UniPixel, Inc.
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FPR “Go to Market” Strategy Direct Sales Amazon.com Retail Sales Channels UniPixel Branded Anymode (Samsung) Private Label, such as; Best Buy, Radio Shack, others Phone Stores UniPixel Branded Private Label, such as; AT&T, Sprint, others OEM UniPixel Branded HP In the Box, such as; Samsung, Motorola, LG, Lenovo, Apple Copyright 2010 – UniPixel, Inc. 23

Performance Engineered Films™ A Platform Technology Copyright 2010 – UniPixel, Inc. 24 TMOS (MOEMS display) UniBoss™ FingerPrint Resistant Optical

Light Management Film Technology UniPixel’s Light Management Films Distributes LED light into large area, energy efficient illumination “Go to Market” Strategy Target Rambus licensees for film sales Manufacturers of: LCD backlight modules, LCD panels, General Lighting Target OEMs for direct sales Copyright 2010 – UniPixel, Inc. 25 LCD Backlight LEDs Light Extraction Film General Lighting Performance Engineered Films offer significant advantages over molded wave guides in cutting costs and increasing manufacturing throughput.

UniPixel's Projected Product Pipeline


Next 12 months
12-24 months
24+ months
FPR
Engineering Services
Lighting Films
UniBoss Flexible Printed Conductor Films (Touch Panels)
3D Films for 2D Displays
Anti-Icing, Anti-Dew, Self-Cleaning Films
MOEMS (TMOS) Display Film
Currently Generating Revenue

Copyright 2010 – UniPixel, Inc.

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Capital Structure as of November 1, 2010 Shares % Officers of UniPixel 102,947 3.0% Tudor and affiliates 1,365,687 39.3% Merrill Lynch/BOA 581,255 16.7% Other shareholders 1,423,480 41.0% Total common shares 3,473,369 100.0% plus: 1,950,790 options and warrants outstanding NOTE: Assumes a 1-for-15 reverse split Copyright 2010 – UniPixel, Inc. 27

Use of $15.0M Proceeds Capital expenditures $3.5M Note Repayment $3.4M1 Working Capital & General Corporate Purposes $6.4M Net Proceeds $13.3M2 1: $3.4 MM will be escrowed to payoff note not converted in offering 2: Net of underwriters’ fees and offering expenses Copyright 2010 – UniPixel, Inc. 28

Summary The Leader in Performance Engineered Films Experienced Board of Directors and Management Team with a track record of commercial success Award winning patented technology Multiple Billion$ market opportunities Flexible Electronic Films Optical Films Energy Efficient Films Current revenue from: FPR products and Engineering services Target: Q2-2011 cash flow positive from operations Upon close, moving to NASDAQ Small Cap Copyright 2010 – UniPixel, Inc. 29

The future belongs to the innovative Copyright 2010 – UniPixel, Inc. 30 ...